QUARTERLY INVESTOR UPDATE THIRD Q UARTER F ISCAL YEAR 2025

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation2 FORWARD LOOKING STATEMENTS This investor update contains “forward-looking statements” which are made in good faith by Pathward Financial, Inc. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” “target,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results including our earnings per diluted share guidance, future effective tax rate, and related performance expectations; progress on key strategic initiatives; expected results of our partnerships; underwriting and monitoring processes; expected nonperforming loan resolutions and net charge-off rates; the performance of our securities portfolio; the impact of card balances related to government stimulus programs; customer retention; loan and other product demand; new products and services; credit quality; the level of net charge-offs and the adequacy of the allowance for credit losses; technology; the Company’s planned restatement of its consolidated financial statements; and the anticipated effects of related changes in the Company’s accounting. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; expected growth opportunities may not be realized or may take longer to realize than expected; the potential adverse effects of unusual and infrequently occurring events, including the impact on financial markets from geopolitical conflicts such as the military conflicts in Ukraine and the Middle East, weather-related disasters, or public health events, such as pandemics and any governmental or societal responses thereto; our ability to successfully implement measures designed to reduce expenses and increase efficiencies; changes in trade, monetary, and fiscal policies and laws, including actual changes in interest rates and the Fed Funds rate, and changes in international trade policies, tariffs and treaties affecting imports and exports, and their related impacts on macroeconomic conditions, customer behavior, funding costs and loan and securities portfolios; changes in tax laws; trade disputes, barriers to trade or the emergence of trade restrictions; the strength of the United States' economy, and the local economies in which the Company operates; adverse developments in the financial services industry generally such as bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer behavior; inflation, market, and monetary fluctuations; our liquidity and capital positions, including the sufficiency of our liquidity; the timely and efficient development of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by users; the ability of the Company’s subsidiary Pathward®, N.A. (“Pathward”) to maintain its Durbin Amendment exemption; the risks of dealing with or utilizing third parties, including, in connection with the Company’s prepaid card and tax refund advance businesses, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or usage of the Company’s strategic partners’ refund advance products; our relationship with and any actions which may be initiated by our regulators, and any related increases in compliance and other costs; changes in financial services laws and regulations, including laws and regulations relating to the tax refund industry; technological changes, including, but not limited to, the protection of our electronic systems and information; the impact of acquisitions and divestitures; litigation risk; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by Pathward of its status as a well-capitalized institution, changes in consumer borrowing, spending and saving habits; losses from fraudulent or illegal activity, technological risks and developments and cyber threats, attacks or events; the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2024 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in or referred to in this section.The forward-looking statements included herein speak only as of the date of this investor update. The Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

TRUSTED PLATFORM THAT ENABLES OUR PARTNERS TO THRIVE 3 Optimized balance sheet with optimized asset mix Technology to facilitate evolution and scalability People and culture are important assets Mature risk and compliance framework Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

STRATEGY DELIVERING SOLID RESULTS1 ($ IN MILLIONS, EXCEPT PER SHARE DATA) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation4 Q3 2024 Q3 2025 $122.8 $122.3 0% Net Interest Income Q3 2024 Q3 2025 $125.5 $139.3 +11% Noninterest Expense Q3 2024 Q3 2025 $65.9 $73.4 +11% Noninterest Income Q3 2024 Q3 2025 $44.9 $42.1 -6% Net Income Attributable to Parent $1.78 $1.81 Q3 2024 Q3 2025 +2% Earnings per Diluted Share 1. As previously disclosed, the Company is in the process of amending certain historical financial statements. Accordingly, actual results may differ materially from the preliminary results contained in this presentation. These preliminary results reflect the updated gross basis accounting methodology.

 Decrease in deposits at June 30, 2025 when compared to the prior year period was primarily due to a reduction in noninterest bearing and wholesale deposits.  Average Q3 2025 off-balance sheet custodial deposits held in custody at program banks of $732 million compared to $645 million during the prior year period.  $431 million of off-balance sheet custodial deposits as of June 30, 2025, compared to $353 million as of June 30, 2024.  These off-balance sheet custodial deposits earn recordkeeping servicing fee income, typically reflective of the Effective Fed Funds Rate. DEPOSIT BASE SUPPORTS ASSET GROWTH Q3 2024 Q3 2025 $6,431.5 $6,005.2 -7% DEPOSITS 1 Period ending ($ in millions) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation5 1 Does not include off-balance sheet custodial deposits

TOTAL LOANS AND LEASES INCREASED FROM Q3 2024  Increase primarily driven by term lending, warehouse finance and asset-based lending.  Growth was partially offset by the sale of insurance premium finance loans during Q1 2025.  Nonperforming loans and leases of 1.49% compared to 0.96% at June 30, 2024. Q3 2024 Q3 2025 $4,615.6 $4,743.3 +3% TOTAL LOANS AND LEASES Period ending ($ in millions) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation6

# STRONG BALANCE SHEET ALLOWS FOR RETURN OF CAPITAL TO SHAREHOLDERS


Liquidity Sources
($ in millions)
$431
$258
$200
$35
$2,652
$775
$953
Off Balance Sheet Custodial Deposits[1]
Cash and Cash Equivalents
Unpledged Investment Securities
FHLB Borrowing Capacity
Fed Discount Window Funds
Unsecured Funding and Other Wholesale Funding Options


Share Repurchases
1,881,444
603,780
Q3 2025
2025 YTD

[1] These off balance sheet custodial deposits can be brought back on balance sheet, as needed, as they are immediately callable.

7 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

pathward

PRELIMINARY FISCAL YEAR GUIDANCE1 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation8 Fiscal Year 2025 • $7.50- $7.80 EPS • Assumes one rate cut in fiscal Q4 2025 • Effective tax rate of 16% to 20% • Includes expected share repurchases 1 Information on this slide is presented as of July 28, 2025, reflects the Company’s updated financial outlook, certain of the Company’s financial targets, and key assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The guidance for fiscal 2025 and 2026, the Company’s financial targets and key economic assumptions contain forward-looking statements and actual results or conditions may differ materially. See the information set forth below the heading "Forward Looking Statements" on slide 2 of this presentation. These ranges are preliminary and pending the outcome of the previously disclosed restatement. The Company’s actual results may differ materially from these preliminary financial guidance ranges. Fiscal Year 2026 • $8.25- $8.75 EPS • Assumes no rate cuts during the year • Effective tax rate of 18% to 22% • Includes expected share repurchases

Q&A Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation9

# APPENDIX - BALANCE SHEET[1]

## Assets

For the quarter ended

| ($ in thousands) | September 30, 2023 | December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
|---|---|---|---|---|---|---|---|---|
| Cash and cash equivalents | $375,580 | $671,630 | $347,888 | $298,926 | $158,337 | $597,396 | $254,249 | $258,343 |
| Securities available for sale, at fair value | 1,804,228 | 1,850,581 | 1,779,458 | 1,725,460 | 1,741,221 | 1,480,090 | 1,411,520 | 1,367,340 |
| Securities held to maturity, at amortized cost | 36,591 | 35,440 | 34,682 | 34,026 | 33,092 | 32,001 | 31,335 | 30,273 |
| Federal Reserve Bank and Federal Home Loan Bank Stocks, at cost | 28,210 | 23,694 | 25,844 | 24,449 | 36,014 | 24,454 | 24,276 | 29,451 |
| Loans held for sale | 77,779 | 69,518 | 25,946 | 29,380 | 691,688 | 72,648 | 45,767 | 49,767 |
| Loans and leases | 4,369,826 | 4,429,316 | 4,412,000 | 4,615,605 | 4,075,195 | 4,562,681 | 4,464,870 | 4,743,324 |
| Allowance for credit losses | (96,855) | (91,041) | (111,282) | (106,764) | (71,765) | (74,338) | (102,890) | (105,995) |
| Accrued interest receivable | 23,282 | 27,080 | 30,294 | 31,755 | 31,385 | 35,279 | 37,081 | 39,996 |
| Premises, furniture, and equipment, net | 39,160 | 38,270 | 37,266 | 36,953 | 39,055 | 38,263 | 39,542 | 39,799 |
| Rental equipment, net | 211,750 | 228,916 | 215,885 | 209,544 | 205,339 | 206,754 | 202,194 | 181,370 |
| Goodwill and intangible assets | 330,225 | 329,241 | 328,001 | 327,018 | 326,094 | 313,074 | 311,992 | 311,193 |
| Other assets | 303,625 | 289,865 | 290,828 | 286,677 | 266,362 | 314,958 | 274,642 | 284,756 |
| Total assets | $7,503,401 | $7,902,510 | $7,416,810 | $7,513,029 | $7,532,017 | $7,603,260 | $6,994,578 | $7,229,617 |

10 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

1. As previously disclosed, the Company is in the process of amending certain historical financial statements. Accordingly, actual results may differ materially from the preliminary results contained in this presentation. These preliminary results reflect the updated gross basis accounting methodology.

pathward

# APPENDIX - BALANCE SHEET (CONTINUED)[1]

**Liabilities and Stockholders' Equity**

| | For the quarter ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | September 30, 2023 | December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
| Deposits | $6,589,182 | $6,936,055 | $6,368,344 | $6,431,516 | $5,875,085 | $6,518,953 | $5,819,209 | $6,005,246 |
| Short-term borrowings | 13,000 | - | 31,000 | - | 377,000 | - | - | 115,000 |
| Long-term borrowings | 33,873 | 33,614 | 33,373 | 33,329 | 33,354 | 33,380 | 33,405 | 33,431 |
| Accrued expenses and other liabilities | 248,999 | 228,594 | 265,016 | 300,287 | 424,389 | 293,598 | 328,186 | 258,079 |
| Total liabilities | 6,885,054 | 7,198,263 | 6,697,733 | 6,765,132 | 6,709,828 | 6,845,931 | 6,180,800 | 6,411,756 |
| Preferred stock | - | - | - | - | - | - | - | - |
| Common stock, $.01 par value | 262 | 260 | 254 | 251 | 248 | 241 | 236 | 230 |
| Common stock, Nonvoting, $.01 par value | - | - | - | - | - | - | - | - |
| Additional paid-in capital | 628,500 | 629,737 | 634,415 | 636,284 | 638,803 | 640,422 | 643,887 | 646,044 |
| Retained earnings | 246,377 | 268,428 | 297,579 | 326,041 | 337,058 | 313,221 | 341,506 | 337,034 |
| Accumulated other comprehensive loss | (255,443) | (188,433) | (206,570) | (207,992) | (153,394) | (190,917) | (166,311) | (159,709) |
| Treasury stock, at cost | (344) | (5,235) | (6,181) | (6,181) | (249) | (4,882) | (4,882) | (4,882) |
| Total equity attributable to parent | 619,352 | 704,757 | 719,497 | 748,403 | 822,466 | 758,085 | 814,436 | 818,717 |
| Noncontrolling interest | (1,005) | (510) | (420) | (506) | (277) | (756) | (658) | (856) |
| Total stockholders' equity | 618,347 | 704,247 | 719,077 | 747,897 | 822,189 | 757,329 | 813,778 | 817,861 |
| Total liabilities and stockholders' equity | $7,503,401 | $7,902,510 | $7,416,810 | $7,513,029 | $7,532,017 | $7,603,260 | $6,994,578 | $7,229,617 |

11 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

1. As previously disclosed, the Company is in the process of amending certain historical financial statements. Accordingly, actual results may differ materially from the preliminary results contained in this presentation. These preliminary results reflect the updated gross basis accounting methodology.

pathward

# APPENDIX – INCOME STATEMENT[1]

| ($ in thousands) | For the quarter ended September 30, 2023 | December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
|---|---|---|---|---|---|---|---|---|
| Interest and dividend income: | | | | | | | | |
| Loans and leases, including fees | $99,309 | $103,854 | $113,083 | $107,762 | $113,885 | $113,082 | $119,755 | $108,766 |
| Mortgage-backed securities | 10,225 | 10,049 | 9,998 | 9,748 | 9,607 | 8,986 | 8,580 | 8,337 |
| Other investments | 9,332 | 10,886 | 14,013 | 8,323 | 7,851 | 7,522 | 13,669 | 6,488 |
| | 118,866 | 124,789 | 137,094 | 125,833 | 131,343 | 129,590 | 142,004 | 123,591 |
| Interest expense: | | | | | | | | |
| Deposits | 1,954 | 3,526 | 6,685 | 1,689 | 1,119 | 775 | 4,086 | 286 |
| FHLB advances and other borrowings | 2,754 | 2,336 | 1,775 | 1,394 | 2,709 | 2,331 | 1,640 | 992 |
| | 4,708 | 5,862 | 8,460 | 3,083 | 3,828 | 3,106 | 5,726 | 1,278 |
| Net interest income | 114,158 | 118,927 | 128,634 | 122,750 | 127,515 | 126,484 | 136,278 | 122,313 |
| Provision for credit loss | 28,008 | 7,757 | 29,744 | 11,926 | 8,673 | 18,661 | 35,266 | 9,278 |
| Net interest income after provision for credit loss | 86,150 | 111,170 | 98,890 | 110,824 | 118,842 | 107,823 | 101,012 | 113,035 |
| Noninterest income: | | | | | | | | |
| Refund transfer product fees | 308 | 422 | 28,942 | 9,111 | 1,703 | 410 | 32,663 | 9,846 |
| Refund advance and other tax fee income | (252) | 111 | 43,200 | (67) | 229 | 524 | 48,585 | 307 |
| Card and deposit fees | 31,233 | 30,750 | 35,344 | 33,408 | 26,441 | 29,066 | 30,793 | 37,342 |
| Rental Income | 14,562 | 13,459 | 13,720 | 13,779 | 13,199 | 13,708 | 13,200 | 12,913 |
| (Loss) on sale of securities | - | - | - | - | - | (15,671) | (7,228) | - |
| Gain (loss) on divestitures | - | - | - | - | - | 16,404 | (1,360) | - |
| Secondary market revenue | 205 | (31) | 1,401 | 1,721 | 2,829 | 4,378 | 15,378 | 7,144 |
| Gain on sale of other | 1,801 | 2,871 | 294 | 2,954 | 629 | 987 | 627 | 394 |
| Other income | 8,194 | 5,179 | 6,044 | 4,968 | 6,975 | 7,572 | 5,866 | 5,496 |
| Total noninterest income | $56,051 | $52,761 | $128,945 | $65,874 | $52,005 | $57,378 | $138,524 | $73,442 |

12 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

1. As previously disclosed, the Company is in the process of amending certain historical financial statements. Accordingly, actual results may differ materially from the preliminary results contained in this presentation. These preliminary results reflect the updated gross basis accounting methodology.

pathward

# APPENDIX – INCOME STATEMENT (CONTINUED)[1]

| | For the quarter ended | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | September 30, 2023 | December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
| Noninterest expense: | | | | | | | | |
| Compensation and benefits | $46,352 | $46,652 | $54,073 | $48,449 | $52,298 | $49,292 | $51,905 | $48,558 |
| Refund transfer product expense | 28 | 192 | 7,366 | 2,136 | 168 | 108 | 8,475 | 2,818 |
| Refund advance expense | (6) | 30 | 1,846 | 47 | 20 | 34 | 1,265 | (74) |
| Card processing | 29,549 | 34,584 | 35,163 | 34,314 | 33,877 | 33,314 | 36,238 | 36,198 |
| Occupancy and equipment expense | 9,274 | 8,848 | 9,293 | 9,070 | 9,376 | 9,706 | 10,307 | 10,633 |
| Operating lease equipment depreciation | 10,846 | 10,423 | 10,424 | 10,465 | 10,445 | 11,426 | 11,780 | 11,569 |
| Legal and consulting | 7,633 | 4,892 | 6,141 | 5,410 | 8,414 | 5,225 | 5,878 | 11,094 |
| Intangible amortization | 1,110 | 984 | 1,240 | 983 | 924 | 812 | 1,082 | 799 |
| Impairment expense | - | - | 2,013 | 999 | - | - | 1,514 | 1,076 |
| Other expense | 16,451 | 14,472 | 13,182 | 13,641 | 17,836 | 17,879 | 19,733 | 16,651 |
| Total noninterest expense | 121,237 | 121,077 | 140,741 | 125,514 | 133,358 | 127,796 | 148,177 | 139,322 |
| Income before income tax expense | 20,964 | 42,854 | 87,094 | 51,184 | 37,489 | 37,405 | 91,359 | 47,155 |
| Income tax expense (benefit) | (4,821) | 7,697 | 16,926 | 6,103 | 3,382 | 6,231 | 16,209 | 4,813 |
| Net income before noncontrolling interest | 25,785 | 35,157 | 70,168 | 45,081 | 34,107 | 31,174 | 75,150 | 42,342 |
| Net income attributable to noncontrolling interest | 507 | 257 | 249 | 212 | 575 | 199 | 237 | 214 |
| Net income attributable to parent | $25,278 | $34,900 | $69,919 | $44,869 | $33,532 | $30,975 | $74,913 | $42,128 |

13 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

1. As previously disclosed, the Company is in the process of amending certain historical financial statements. Accordingly, actual results may differ materially from the preliminary results contained in this presentation. These preliminary results reflect the updated gross basis accounting methodology.

pathward